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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  September 18, 2000

                              OXBORO MEDICAL, INC.
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             (Exact name of Registrant as specified in its charter)


           Minnesota                    0-18785                 41-1391803
-------------------------------   --------------------    ---------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


13828 Lincoln Street NE
Ham Lake, Minnesota                                            55304
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (763) 755-9516


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Items 1, 2, 3, 4, 6, 7 and 8 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS.

         Matt Bellin has resigned, effective September 18, 2000 as the President of the Registrant. Mr. Kenneth Brimmer will be serving as the interim Chief Executive Officer of the Registrant until a successor to Mr. Bellin is appointed. John Sayer has resigned, effective September 30, 2000, from the Board of Directors of the Registrant.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      OXBORO MEDICAL, INC.

                                      By   /s/  Linda Erickson
                                           -----------------------------------
                                                 Linda Erickson
                                                 Its Chief Financial Officer


Dated:   September 21, 2000


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